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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 27, 2000 included in the Annual Report on Form 10-KSB of Sea Shell Galleries, Inc. for the fiscal year ended August 31, 2000 and to all references to our firm included in or made a part of this Registration Statement.

                                       /s/ JAMES E. SCHEIFLEY & ASSOCIATES, P.C.

Dillon, CO
May 7, 2001